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                                                                   EXHIBIT 10.19

PLEDGE AGREEMENT ENTERED INTO BY AND AMONG MESSRS. ALEJANDRO BURILLO AZCARRAGA, RAUL QUINTANA FERNANDEZ, MARCO CHAVEZ MAYER AND ALEJANDRO DIEZ BARROSO SALIDO (HEREINAFTER COLLECTIVELY REFERRED HERETO AS THE "GUARANTORS"), IMPULSOS CORPORATIVOS, S.A. DE C.V. ("IMPULSOS"), REPRESENTED BY MR. RAUL QUINTANA FERNANDEZ AND PEGASO COMUNICACIONES Y SERVICIOS, S.A. DE C.V. (THE "BORROWER"), REPRESENTED BY MR. ALEJANDRO DIEZ BARROSO SALIDO (IMPULSOS AND THE BORROWER COLLECTIVELY REFERRED HERETO AS THE "ISSUERS") AND LEAP WIRELESS INTERNATIONAL, INC., REPRESENTED BY MR. ____________________ (HEREINAFTER REFERRED HERETO AS THE "LENDER"), PURSUANT TO THE FOLLOWING RECITALS, REPRESENTATIONS AND CLAUSES.


                                  R E C I T A L


         SOLE. WHEREAS, Pegaso Comunicaciones y Servicios, S.A. de C.V. (the "Borrower"), as borrower, and the Lender, as lender, executed a Loan Agreement on September 28, 1998 (the "Loan Agreement"), pursuant to which the Lender, subject to the terms and conditions stated therein, granted to the Borrower a loan up to the amount of U.S.$17,500,000 dollar (SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS 00/100 CURRENCY OF THE UNITED STATES OF AMERICA).


                          R E P R E S E N T A T I O N S


I. Mr. Alejandro Burillo Azcarraga represents and warrants to Lender as follows:

         a) He is a Mexican individual, fully authorized to enter into this agreement and to assume the obligations implied hereunder.

         b) He is married under the estate regime of separation of marital property, and he does not need his wife's consent to execute this agreement and to assume the obligations herein contained.

         c) He is the owner of record of (i) 48 Series "A", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by the Borrower, and (ii) 1,335 Series "B", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by the Borrower (collectively referred hereto as the "Shares "1""),



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         represented by the definitive share certificates Nos. 1 and 3, that represent 99.85% (ninety nine point eighty five percent) of the capital stock of said corporation, which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) He does not require any governmental or corporate authorization, consent or approval whatsoever to enter into this agreement and to pledge Shares "1" in favor of the Lender.

         e) He is willing to enter into this agreement in order to create a first priority lien in favor of the Lender on Shares "1" to secure the punctual performance of each and all of the Borrower's obligations derived from the Loan Agreement.


II. Mr. Alejandro Diez Barroso Salido represents and warrants to Lender as follows:

         a) He is a Mexican individual, fully authorized to enter into this agreement and to assume the obligations implied hereunder.

         b) He is married under the estate regime of separation of marital property, and he does not need his wife's consent to execute this agreement and to assume the obligations herein contained.

         c) He is the owner of record of 2 Series "A", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by the Borrower (the "Shares "2""), represented by the definitive share certificate Nos. 2, that represent 0.15% (point fifteen percent) of the capital stock of said corporation, which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) He does not require any governmental or corporate authorization, consent or approval whatsoever to enter into this agreement and to pledge Shares "2" in favor of the Lender.

         e) He is willing to enter into this agreement in order to create a first priority lien in favor of the Lender on Shares "2" to secure the punctual performance of each and all of the Borrower's obligations derived from the Loan Agreement.


III.     Mr. Raul Quintana Fernandez represents and warrants to



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Lender as follows:

         a) He is a Mexican individual, fully authorized to enter into this agreement and to assume the obligations implied hereunder.

         b) He is married under the estate regime of separation of marital property, and he does not need his wife's consent to execute this agreement and to assume the obligations herein contained.

         c) He is the owner of record of (i) 40 Series "I", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by Impulsos, and (ii) 72,400 Series "II", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by Impulsos (collectively referred hereto as the "Shares "3""), represented by the definitive share certificates Nos. 2-I, 1-II, 2-II, 3-II, 4-II, 5-II and 6-II, that represent 99.9% (ninety nine point nine percent) of the capital stock of said corporation, which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) He does not require any governmental or corporate authorization, consent or approval whatsoever to enter into this agreement and to pledge Shares "3" in favor of the Lender.

         e) He is willing to enter into this agreement in order to create a first priority lien in favor of the Lender on Shares "3" to secure the punctual performance of each and all of the Borrower's obligations derived from the Loan Agreement.


IV. Mr. Marco Chavez Mayer represents and warrants to Lender as follows:

         a) He is a Mexican individual, fully authorized to enter into this agreement and to assume the obligations implied hereunder.

         b) He is married under the estate regime of separation of marital property, and he does not need his wife's consent to execute this agreement and to assume the obligations herein contained.

         c) He is the owner of record of 60 Series "I", common, registered shares, with a par value of $1,000.00 Mex.Cy. each, issued by Impulsos, (the "Shares "4""), represented by the definitive share certificates Nos. 1-I and 3-I, that represent 0.10% (point ten percent) of



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         the capital stock of said corporation, which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) He does not require any governmental or corporate authorization, consent or approval whatsoever to enter into this agreement and to pledge Shares "4" in favor of the Lender.

         e) He is willing to enter into this agreement in order to create a first priority lien in favor of the Lender on Shares "4" to secure the punctual performance of each and all of the Borrower's obligations derived from the Loan Agreement.


V. Impulsos represents and warrants to the Lender, through its representative, as follows:

         a) It is a corporation duly organized and existing under the laws of the United Mexican States, fully authorized pursuant to its corporate purpose to enter into this agreement and to assume the obligations implied hereunder.

         b) Its representative has full authority to enter into this agreement on its behalf and to bind it in accordance with the same, and that said faculties have not been amended, limited or revoked in any manner whatsoever as of the date of this agreement.

         c) It is the owner of record of (i) ____ Series "___", common, registered shares, with a par value of $_____.00 Mex.Cy. issued by Corporacion Nacional de Radiodeterminacion, S.A. de C.V. that represent 49% (forty nine percent) of the capital stock of said corporation, (ii) ____ Series "___", common, registered shares, with a par value of $_____.00 Mex.Cy. issued by Control y Localizacion, S.A. de C.V. that represent __% (______ percent) of the capital stock of said corporation, and (iii) ____ Series "___", common, registered shares, with a par value of $_____.00 Mex.Cy. issued by Rentatrail, S.A. de C.V. that represent __% (______ percent) of the capital stock of said corporation, (collectively referred hereto as the "Stock "1""), which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) Except for the shares and ownership interests described in paragraph
         c) above, it does not own, directly and indirectly, any other share, ownership interest or participation in any other company,



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         corporation, business entity, trust, joint venture or unincorporated association.

         e) It is willing to enter into this agreement for the purposes herein mentioned.


VI. Borrower represents and warrants to the Lender, through its representative, as follows:

         a) It is a corporation duly organized and existing under the laws of the United Mexican States, fully authorized pursuant to its corporate purpose to enter into this agreement and to assume the obligations implied hereunder.

         b) Its representative has full authority to enter into this agreement on its behalf and to bind it in accordance with the same, and that said faculties have not been amended, limited or revoked in any manner whatsoever as of the date of this agreement.

         c) It is the owner of record of 31,500 Series "A", common, registered shares, with a par value of $1.00 Mex.Cy. issued by Pegaso Telecomunicaciones, S.A. de C.V. that represent 31.5% (thirty one point five percent) of the capital stock of said corporation (the "Stock "2""), which are legally issued, totally subscribed and paid, free and clear of any lien, encumbrance, domain limitation, option and/or assignment whatsoever.

         d) Except for the shares and ownership interests described in paragraph
         c) above, it does not own, directly and indirectly, any other share, ownership interest or participation in any other company, corporation, business entity, trust, joint venture or unincorporated association.

         e) It is willing to enter into this agreement for the purposes herein mentioned.


VII. Lender declares, through its representative, that:

         a) It is a corporation duly organized and existing under the laws of the State of Delaware, United States of America, fully authorized pursuant to its corporate purpose to enter into this agreement and to assume the obligations implied hereunder.

         b) Its representative has full authority to enter into this agreement.



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NOW THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties hereby agree as follows:


                                  C L A U S E S


FIRST. Definition of Terms. Unless otherwise expressly provided herein, capitalized terms used in this agreement and related hereunder, shall have the following meanings:

"Additional Event of Default" shall mean any of the events set forth in clause tenth of this agreement.

"Additional Pledge" shall mean collectively, any share, negotiable instrument, equity interest or partnership interest or increase of the value of any partnership interest, which any Guarantor might be entitled to receive as owner of record of its respective Shares as a consequence of the payment of dividends in shares, in kind, increase in the capital stock or nominal capital, assignment, distributions in case of liquidation or spin-off, re-capitalization or re-classification or other amendments in the capital structure of the Issuers by reason of merger, spin-off, consolidation, sale of assets, exchange of shares or by any other reason whatsoever, jointly with the certificates or titles covering such securities or partnership interest or a part thereof.

"Borrower"        shall mean Pegaso Comunicaciones y Servicios, S.A. de C.V.

"Credit Agreement" shall mean the credit agreement executed on September 25, 1998, between Qualcom, Inc and Pegaso Comunicaciones y Sistemas, S.A. de C.V.

"Dollars" and "U.S.$" shall mean the lawful currency in the United States of America.

"Event of Default" shall mean any of the events of default set forth in Section 7 of the Loan Agreement.

"Guarantors" shall mean collectively Messrs. Alejandro Burillo Azcarraga, Alejandro Diez Barroso Salido, Raul Quintana Fernandez and Marco Chavez Mayer.

"Impulsos" shall mean Impulsos Corporativos, S.A. de C.V.

"Issuers" shall mean collectively Impulsos and the Borrower.

"Law" shall mean the General Law of Negotiable Instruments and Credit Transactions.



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"Lender" shall mean Leap Wireless International, Inc., its successors and assignees.

"Loan Agreement"  shall mean the agreement described in the Recital hereof.

"Loan Documents" shall mean the Loan Agreement, this pledge agreement, the Promissory Note and any document or agreement between the Borrower and the Lender executed pursuant to or related with the loan granted pursuant to the Loan Agreement, any document specified in, required by or executed pursuant to the terms of the Loan Agreement and any amendment, extension or supplement of the Loan Agreement or any document referred to herein.

"Obligations" shall mean (i) each and all of the Borrower's obligations derived from (a) the Loan Agreement, (b) the Promissory Note and this agreement and (c) any other obligation derived from the Loan Documents; specially, the payment of the principal portion of the loan, its ordinary and default interests, (ii) the Borrower's obligations for the payment of any and all costs or expenses incurred by the Lender in connection with the negotiation and preparation of the Loan Agreement and any other Loan Document, (iii) the Borrower's obligations for the payment of any and all costs and expenses arisen in connection with the lawsuit brought to obtain the judicial or extra-judicial collection of the obligations derived from the Loan Agreement, the Promissory Note and/or any other Loan Document.

"Promissory Note" shall mean the promissory note subscribed by the Borrower in favor of the Lender and guaranteed "por aval" by Mr. Alejandro Burillo Azcarraga, to evidence the advance made by the Lender pursuant to the terms of the Loan Agreement.

"Shares" shall mean collectively Shares "1", Shares "2", Shares "3" and Shares "4".

"Shares "1"" shall mean the shares described in Representation I.c) hereof owned by Mr. Alejandro Burillo Azcarraga, which represent 99.85% (ninety nine point eighty five percent) of the capital stock of the Borrower.

"Shares "2"" shall mean the shares described in Representation II.c) hereof owned by Mr. Alejandro Diez Barroso Salido, which represent 0.15% (point fifteen percent) of the capital stock of the Borrower.

"Shares "3"" shall mean the shares described in Representation III.c) hereof owned by Mr. Raul Quintana Fernandez, which represent 99.9% (ninety nine point nine percent) of the capital stock of Impulsos.



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"Shares "4"" shall mean the shares described in Representation IV.c) hereof owned by Mr. Marco Chavez Mayer, which represent 0.10% (point ten percent) of the capital stock of Impulsos.

"Stock"  shall mean collectively the Stock "1" and the Stock "2".

"Stock "1"" shall mean all the shares and ownership interests described in Representation V.c) hereof, which are all the shares, ownership interests and participation which Impulsos, as of this date, owns in other companies, corporations, business entities, trusts, joint ventures or unincorporated associations.

"Stock "2"" shall mean all the shares and ownership interests described in Representation VI.c) hereof, which are all the shares, ownership interests and participation which the Borrower, as of this date, owns in other companies, corporations, business entities, trusts, joint ventures or unincorporated associations.


SECOND. Creation of the Pledge. The Guarantors hereby create a first priority pledge on the Shares in favor of the Lender to secure (i) the punctual performance of each and all of the Obligations of the Borrower derived from the Loan Agreement, from the Promissory Note, from this agreement and from any other Loan Document and (ii) specially, the payment of the principal portion of the Obligations, ordinary and default interests of the Obligations and any cost or expense reasonably incurred by the Lender in connection with (x) the negotiation and preparation of the Loan Documents (y) the collection of the Obligations or
(z) the mandatory execution of any Loan Document.


THIRD. Delivery, Endorsement and Registry. The pledge on the Shares referred to in Clause Second above is created in accordance with section II of article 334 and other applicable provisions of the Law, through (i) the endorsement in guaranty in favor of the Lender of the representative certificates of the Shares, (ii) the delivery to the Lender of the representative certificates of the Shares duly endorsed in guaranty to the satisfaction of the Lender and (iii) the registration of the pledge in the stock registry book of the Issuers.

The Guarantors shall irrevocably instruct the Issuers to deliver the Lender the Additional Pledge to which any of the Guarantors might be eventually entitled, in order for it to be part of the pledge created pursuant to this agreement, and



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the Issuers agree to deliver such Additional Pledge to the Lender as soon as practicable, but in any event within the 5 (five) calendar days following to the issuance of such Additional Pledge.


FOURTH. Voting Rights. Provided that an Event of Default or an Additional Event of Default has not occurred, the Guarantors shall exercise all voting rights to which they are entitled derived from the Shares or the Additional Pledge which might be part of the pledge created pursuant to this agreement, whichever is the case, in the understanding that the exercise of such voting rights by the Guarantors will not be inconsistent with the provisions of this agreement, of the Loan Agreement or of any other Loan Document. Likewise, the Lender shall issue any necessary certificate or document in order to enable the Guarantors to exercise said voting rights.

As of the date on which an Event of Default or an Additional Event of Default has occurred and during all the time that such Event of Default is continuing, the Lender shall have the exclusive right to exercise each and all of the voting rights conferred by the Shares and by the Additional Pledge which might be part of the pledge created pursuant to this agreement.


FIFTH. Dividends and Profits. The Lender shall have the right to receive and withhold, subject to this pledge, any dividend in cash, or any sharing of profits, or any distribution in cash, or any payment in cash made by any of the Issuers as a consequence of the rights conferred by the Shares or the Additional Pledge which might be part of the pledge created pursuant to this agreement. In case that any of the Guarantors receives any such dividends, profits, distributions or payments, such Guarantor must immediately deliver them to the Lender in order for them to be subject to this pledge. In such case, and provided that the delivery is carried out, the Guarantors must keep the dividends they receive in deposit.

In addition, as provided by article 343 of the Law, if all or part of the Shares or the Additional Pledge which might be part of the pledge created pursuant to this agreement are redeemed, the Lender shall be entitled to receive in guaranty the amounts and/or the profit certificates received by it by means of such redemption in substitution of the Shares or, if such is the case, of the Additional Pledge to be redeemed.


SIXTH. Term. The pledge created pursuant to this agreement shall remain in force and shall be in effect until



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each and all of the Obligations are paid in full pursuant to the Loan Agreement, the Promissory Note and any other Loan Document.


SEVENTH. Restitution of the Shares. Once the Obligations, the principal amount and the ordinary and default interests accrued thereof have been paid in full, and each and all of the obligations assumed by the Borrower pursuant to the Loan Agreement, the Promissory Note and any other Loan Document have been timely performed, the Lender will release (i) the Shares in favor of the Guarantors, restoring the representative certificates of the Shares, (ii) if it is the case, the Additional Pledge which might be part of the pledge created pursuant to this agreement, and (iii) any dividend in cash, or any distribution in cash, or any payment in cash withheld by the Lender and paid by any of the Issuers as a consequence of the rights conferred by the Shares or by the Additional Pledge.


EIGHTH. Obligations of the Guarantors. Until each and all of the Obligations are paid in full pursuant to the Loan Agreement, the Promissory Note and any other Loan Document, or until the Lender otherwise authorizes in writing, the Guarantors, whichever is the case, must perform or cause to be performed, the following obligations:

(i) Simultaneously to the execution of this agreement, the Secretary of the Board of Directors or the Sole Administrator of the Issuers must deliver to the Lender a certificate evidencing that the pledge on the corresponding Shares has been duly recorded in the stock registry book of each of the Issuers.

(ii) Within the 5 (five) calendar days immediately following the date on which, pursuant to this agreement, the Lender is entitled to receive an Additional Pledge, the Secretary of the Board of Directors or the Sole Administrator of the Issuers, respectively, shall deliver to the Lender a certificate evidencing that the pledge on the shares that integrate the Additional Pledge has been duly recorded in the stock registry book of the corresponding Issuer.

(iii) Within the 15 (fifteen) calendar days immediately following to the date of this agreement (i) Messrs. Raul Quintana Fernandez and Marco Chavez Mayer shall hold an Extraordinary Shareholders Meeting in which will be amend clause sixth of the By-laws ("Estatutos Sociales") of Impulsos in order to allow foreign entities to hold and own shares and ownership interests issued by Impulsos, and (ii) such individuals shall provide Lender



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         with a certificate copy of the corresponding deed in which is protocolized the minutes of said Extraordinary Shareholders Meeting.

(iv) Simultaneously to the execution of this agreement, the Guarantors must deliver to the Lender a legal opinion issued by their legal counsel whereby, among others, it is stated that the obligations assumed by the Guarantors pursuant to this agreement are valid and binding obligations and that the pledge on the Shares is duly created in favor of the Lender.

(v) The Guarantors must execute as soon as practicable, and must deliver the necessary documents and instruments and carry out any necessary action, or any action reasonably required by the Lender, in order to duly create and to protect the guaranty granted pursuant to this agreement or to permit the Lender to exercise its rights under this agreement.

(vi) The Guarantors shall not agree on any sale or assignment and shall not dispose or grant any option on the Shares or on the Additional Pledge or on any corporate or ownership interest derived from the Shares, and shall not create or permit the existence of an encumbrance, option or any other lien in regard to the Shares or on the Additional Pledge, except for the security interest created pursuant to this agreement.


NINTH. Negative Pledge. Until each and all of the Obligations are paid in full pursuant to the Loan Agreement, the Promissory Note and any other Loan Document, or until the Lender otherwise authorizes in writing, the Issuers must perform or cause to be performed the following:

(i) The Stock shall not be redeemed, amortized or transferred in any manner.

(ii) The Stock shall not be pledged, encumber nor any lien shall be created on the Stock.


TENTH. Additional Events of Default. Each of the following events and occurrences will constitute an Additional Event of Default:

(a) if any of the Guarantors and/or the Issuers fails to comply any of their obligations set forth in clause eight of this agreement;

(b) if the Lender, pursuant to the provisions of this agreement, has the right to an Additional Pledge and such



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Additional Pledge can not be created or perfected by means of the Guarantors and/or the Issuers;

(c) if the pledge created pursuant to this agreement by any circumstance and at any time does not constitute a first priority lien in favor of the Lender in a percentage of the nominal capital of the Issuers equal to those described in the Representations of this agreement; and

(d) if the Stock is redeemed, amortized or transferred in any manner or if the Stock is pledged, encumber or any lien is created on such Stock.


ELEVENTH. Enforcement. Upon the occurrence of an Event of Default or an Additional Event of Default, or in case of any failure in the performance of the obligations assumed hereunder or in the event set forth in article 340 of the Law, the Lender, pursuant to the procedure stated in article 341 of the Law, may request the applicable judicial authorization to carry out the sale of the Shares and the Additional Pledge which might be part of the pledge created pursuant to this agreement.


TWELFTH. Notices. All communications to be given pursuant to this agreement shall be sent in writing with acknowledge of receipt, and shall be delivered at the following domiciles:

The Lender
Attn: General Counsel
6455 Lusk Blvd.
92121 San Diego, California

The Guarantors
Paseo de los Tamarindos No. 400-A Piso 32
Col. Bosques de las Lomas
05120 Mexico, D.F.

The Issuers
Paseo de los Tamarindos No. 400-A Piso 32
Col. Bosques de las Lomas
05120 Mexico, D.F.


THIRTEENTH. Applicable Law and Jurisdiction. This agreement shall be governed and construed in accordance with the laws of the United Mexican States. For its construction, fulfillment and enforcement, the parties hereby expressly and irrevocably submit themselves to the jurisdiction of the courts of the Federal District of Mexico, waiving to any other jurisdiction to which they might be entitled by reason



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of their present or future domiciles or by any other reason whatsoever.


FOURTEENTH. Language. This agreement is executed in both English and Spanish languages and both versions shall bind upon the parties, in the understanding that in case of any doubt on the construction of the documents or any inconsistency between both versions, the Spanish version shall prevail in all instances.


IN WITNESS WHEREOF, this agreement is executed in the City of Mexico, Federal District, on the 28 day of the month of September, 1998.





/s/ Alejandro Burillo Azcarraga             /s/ Raul Quintana Fernandez
----------------------------------          ------------------------------------
Alejandro Burillo Azcarraga                 Raul Quintana Fernandez





/s/ Marco Chavez Mayer                      /s/ Alejandro Diez Barroso Salido
----------------------------------          ------------------------------------
Marco Chavez Mayer                          Alejandro Diez Barroso Salido





/s/ Raul Qintana Fernandez                  /s/ Alejandro Diez Barroso Salido
----------------------------------          ------------------------------------
Impulsos Corporativos, S.A.                 Pegaso Comunicaciones y Ser-
de C.V.                                     vicios, S.A. de C.V.
By: Raul Qintana Fernandez                   By: Alejandro Diez Barroso
                                                 Salido






                               /s/ Tom Willardson
                        ---------------------------------
                        Leap Wireless International, Inc.
                               By: Tom Willardson



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